EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS SEPTEMBER TRAFFIC
     TEMPE, Ariz., Oct. 5, 2005 — US Airways Group, Inc. (NYSE:LCC) today reported traffic statistics for the month of September 2005. For America West operated flights, revenue passenger miles (RPMs) for the month were a record 1.9 billion, an increase of 0.1 percent from September 2004. Capacity was a record 2.5 billion available seat miles (ASMs), up 1.4 percent from September 2004. The passenger load factor for September was 75.6 percent versus 76.5 percent in September 2004.
     For US Airways mainline operated flights, RPMs for September 2005 were 2.9 billion, a decrease of 4.0 percent from September 2004. Capacity was 4.0 billion ASMs, down 6.6 percent from September 2004. The passenger load factor for the month of September was a record 72.6 percent up from 70.7 percent in September 2004.
     “In the month leading up to our September 27 merger, both airlines reported strong revenue results as US Airways revenue per available seat mile (RASM) began an impressive recovery combined with the continued revenue strength in the old America West route network. RASM at both airlines was up over 10 percent on a year-over-year basis,” said Scott Kirby, executive vice president, sales and marketing. “Additionally, both airlines posted impressive operational numbers. America West operated flights reported an on-time percentage of 86.8 percent and US Airways-operated flights ran at an 86.3 percent on-time rate, a testament to the dedication of the nearly 38,000 employees that make up the new US Airways.”
     Until US Airways operates under one certificate, data regarding America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express wholly-owned regional carriers and US Airways’ MidAtlantic Airways division will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.

     The following summarizes America West, US Airways, US Airways Express and US Airways Group, Inc. combined September, third quarter and year-to-date traffic results for 2005 and 2004:
America West Traffic Statistics

SEPTEMBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	1,859,916	1,857,743	0.1
Domestic*	1,811,205	1,814,991	-0.2
International**	48,711	42,752	13.9

AVAILABLE SEAT MILES (000)	2,460,999	2,427,667	1.4
Domestic*	2,386,352	2,361,598	1.0
International**	74,647	66,069	13.0

LOAD FACTOR (%)	75.6	76.5	-0.9 PTS
ENPLANEMENTS	1,730,530	1,691,261	2.3

QUARTER ENDING 9/30	2005	2004	% Change

REVENUE PSGR MILES (000)	6,334,334	6,226,611	1.7
Domestic*	6,109,205	6,059,011	0.8
International**	225,129	167,600	34.3

AVAILABLE SEAT MILES (000)	7,875,480	7,646,062	3.0
Domestic*	7,576,754	7,423,926	2.1
International**	298,726	222,136	34.5

LOAD FACTOR (%)	80.4	81.4	-1.0 PTS
ENPLANEMENTS	5,801,794	5,555,391	4.4

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	18,391,549	17,448,179	5.4
Domestic*	17,683,234	16,893,634	4.7
International**	708,315	554,545	27.7

AVAILABLE SEAT MILES (000)	22,932,018	22,550,316	1.7
Domestic*	22,012,576	21,814,360	0.9
International**	919,442	735,956	24.9

LOAD FACTOR (%)	80.2	77.4	2.8 PTS
ENPLANEMENTS	16,725,612	15,796,066	5.9

*	United States and Canada

**	Latin America

US Airways Traffic Statistics

SEPTEMBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	2,871,199	2,991,263	-4.0
Domestic*	1,996,290	2,149,221	-7.1
International**	874,909	842,042	3.9

AVAILABLE SEAT MILES (000)	3,954,468	4,232,564	-6.6
Domestic*	2,817,428	3,133,721	-10.1
International**	1,137,040	1,098,843	3.5

LOAD FACTOR (%)	72.6	70.7	1.9 PTS
ENPLANEMENTS	2,854,252	2,933,132	-2.7

QUARTER ENDING 9/30	2005	2004	% Change

REVENUE PSGR MILES (000)	10,255,445	10,665,914	-3.8
Domestic*	7,177,715	7,621,274	-5.8
International**	3,077,730	3,044,640	1.1

AVAILABLE SEAT MILES (000)	13,224,677	13,714,703	-3.6
Domestic*	9,423,059	9,961,679	-5.4
International**	3,801,618	3,753,024	1.3

LOAD FACTOR (%)	77.5	77.8	-0.3 PTS
ENPLANEMENTS	10,109,722	10,442,830	-3.2

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	30,629,189	30,455,366	0.6
Domestic*	22,392,468	22,200,914	0.9
International**	8,236,721	8,254,452	-0.2

AVAILABLE SEAT MILES (000)	40,227,988	40,224,105	0.0
Domestic*	29,782,450	29,712,472	0.2
International**	10,445,538	10,511,632	-0.6

LOAD FACTOR (%)	76.1	75.7	0.4 PTS
ENPLANEMENTS	31,464,769	31,366,154	0.3

*	United States and Canada

**	Trans-Atlantic and Latin America

US Airways Express Traffic Statistics

SEPTEMBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	271,637	184,625	47.1

AVAILABLE SEAT MILES (000)	467,101	324,392	44.0

LOAD FACTOR (%)	58.2	56.9	1.3 PTS
ENPLANEMENTS	742,103	580,386	27.9

QUARTER ENDING 9/30	2005	2004	% Change

REVENUE PSGR MILES (000)	931,680	586,263	58.9

AVAILABLE SEAT MILES (000)	1,468,365	923,337	59.0

LOAD FACTOR (%)	63.5	63.5	0.0 PTS
ENPLANEMENTS	2,494,770	1,899,322	31.4

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	2,649,377	1,373,021	93.0

AVAILABLE SEAT MILES (000)	4,191,438	2,275,675	84.2

LOAD FACTOR (%)	63.2	60.3	2.9 PTS
ENPLANEMENTS	7,140,738	5,070,419	40.8
US Airways Group, Inc. Combined Traffic Statistics, Sept. 27 – 30, 2005

SEPTEMBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	667,700	676,705	-1.3
Domestic*	553,371	569,912	-2.9
International**	114,329	106,793	7.1

AVAILABLE SEAT MILES (000)	924,102	943,339	-2.0
Domestic*	774,464	798,512	-3.0
International**	149,638	144,827	3.3

LOAD FACTOR (%)	72.3	71.7	0.6 PTS
ENPLANEMENTS	722,372	719,818	0.4

*	United States and Canada

**	Trans-Atlantic and Latin America

     For the month of September 2005, America West will report its domestic on-time performance of 86.8 percent and its completion factor of 98.7 percent to the U.S. Department of Transportation (DOT). US Airways will also report to the DOT its domestic on-time performance of 86.3 percent and its completion factor of 98.5 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing nearly 38,000 aviation professionals. US Airways, US Airways Shuttle and US Airways Express operate approximately 4,000 flights per day and serve more than 225 communities in the U.S., Canada, Europe, the Caribbean and Latin America. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCT)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers global reach and a smooth travel experience. The other members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, Thai Airways International, United and VARIG Brazilian Airlines. South African Airways and SWISS will be integrated during the next 12 months. Overall, member carriers of the Star Alliance offer more than 15,000 daily flights to 795 destinations in 139 countries.
FORWARD-LOOKING STATEMENTS
     Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the RASM environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the

Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of US Airways Group and America West Holdings with the SEC, which are available at www.usairways.com and www.americawest.com, respectively .
-LCC-